FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

       THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered as of August 23, 2007, by and among SED INTERNATIONAL HOLDINGS, INC., a Georgia corporation (“Parent”), SED INTERNATIONAL, INC., a Georgia corporation (“SED”), SED MAGNA (MIAMI), INC., a Delaware corporation (“Magna”; Parent, SED and Magna are collectively referred to herein as “Borrowers” and each individually as a “Borrower”), the parties to the Loan Agreement (as hereinafter defined) from time to time as lenders (collectively, “Lenders” and each individually, a “Lender”) and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as agent for Lenders (in such capacity, “Agent”).

Recitals:

       Borrowers, Agent and Lenders are parties to that certain Loan and Security Agreement dated September 21, 2005, as amended by that certain letter amendment dated January 24, 2006, that certain Second Amendment to Loan and Security Agreement dated May 17, 2006, that certain letter amendment dated May 17, 2006, that certain letter amendment dated December 21, 2006, that certain letter amendment dated February 1, 2007, that certain Third Amendment to Loan and Security Agreement dated March 1, 2007, that certain letter amendment dated April 25, 2007 and that certain letter amendment dated May 18, 2007 (as so amended, and as at any other time amended, restated, modified or supplemented, the “Loan Agreement”), pursuant to which Lenders have made certain revolving credit loans and other financial accommodations to Borrowers.

       The parties desire to amend the Loan Agreement as hereinafter set forth.

       NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

       1.       Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

       2.       Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

       (a)      By deleting the definitions of “Maximum Credit” and “Revolving Loan Limit” contained in Section 1 of the Loan Agreement and by substituting the following new definitions, respectively, in lieu thereof:

       1.87.       “Maximum Credit” shall mean the amount of $40,000,000, or if applicable after giving effect to the Revolving Loan Limit Increase, up to $50,000,000, provided that, during the Temporary Revolving Line Increase Period, the term “Maximum Credit” shall mean the amount of $50,000,000.

       1.111       “Revolving Loan Limit” shall mean, (a) at any time during the period beginning on the Closing Date and ending on July 16, 2007, an amount equal to $35,000,000, minus the then outstanding principal amount of the Revolving Loans and Letters of Credit, (b) at any time during the period beginning on July 17, 2007 and ending on the Fourth Amendment Date, an amount equal to $40,000,000 minus the then outstanding principal amount of the Revolving Loans and Letters of Credit, (c) at any time during the period beginning on the Fourth Amendment Date and ending on the last day of the Temporary Revolving Line Increase Period, an amount equal to $50,000,000, minus the then outstanding principal amount of the Revolving Loans and Letters of Credit, and (d) at any time after the last day of the Temporary Revolving Line Increase Period, an amount equal to $40,000,000 (subject to increase up to $50,000,000 in connection with the Revolving Loan Limit Increase) minus the then outstanding principal amount of the Revolving Loans and Letters of Credit.

       (b)     By adding the following new definitions of “Closing Date”, “Fourth Amendment Date” and “Temporary Revolving Line Increase Period”, respectively, as a new Section 1.128 of the Loan Agreement immediately following Section 1.127 thereof:

1.128     Additional Definitions (Fourth Amendment to Loan and Security Agreement):

          “Closing Date” shall mean September 21, 2005.

          “Fourth Amendment Date” shall mean August 23, 2007, the date of the Fourth Amendment to this Agreement.

          “Temporary Revolving Line Increase Period” shall mean the period beginning on the Fourth Amendment Date and ending on October 22, 2007 (unless Agent and Lenders, in their sole discretion, elect to extend such period in writing).

       (c)     By deleting Section 2.1(d) of the Loan Agreement in its entirety and by substituting the following in lieu thereof:

(d)     Borrowers shall have the right to request a permanent increase in the amount of the Revolving Loan Limit and the Commitments in an aggregate amount not to exceed $10,000,000 (the “Revolving Loan Limit Increase”), in minimum increments of $5,000,000, at any time and from time to time upon written notice to Agent of such requested Revolving Loan Limit Increase, subject to the satisfaction, as determined by Agent, of each of the Revolving Loan Limit Increase Conditions. Upon the effectiveness of any Revolving Loan Limited Increase, each Lender’s respective Commitment shall be increased by the amount required to maintain such Lender’s pro rata share of all of the Commitments immediately before and after giving effect such Revolving Loan Limit Increase. Notwithstanding the foregoing, Borrowers shall not be permitted to request a Revolving Loan Limit Increase during the Temporary Revolving Line Increase Period.

       4.       Ratification and Reaffirmation. Each Borrower hereby ratifies and reaffirms the Obligations, each of the Financing Agreements and all of such Borrower’s covenants, duties, indebtedness and liabilities under the Financing Agreements.

       5.       Acknowledgments and Stipulations. Each Borrower acknowledges and stipulates that the Loan Agreement and the other Financing Agreements executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower); and the security interests and liens granted by Borrowers in favor of Agent are duly perfected, first priority security interests and liens, subject only to liens and other encumbrances permitted under the Loan Agreement.

       6.       Representations and Warranties. Each Borrower represents and warrants to Agent and Lenders, to induce Agent and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of each Borrower and this Amendment has been duly executed and delivered by each Borrower; and all of the representations and warranties made by each Borrower in the Loan Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date.

       7.       Interest Rate Disclosure. The Prime Rate on the date hereof is 8.25% and therefore, the Interest Rate hereunder with respect to Prime Rate Loans on the date hereof is 8.25% .

       8.       Reference to Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

       9.       Breach of Amendment. This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

       10.     Conditions Precedent. The effectiveness of the amendments contained in Section 2 hereof is subject to the delivery to Agent of (a) an original counterpart of this Amendment executed by each Borrower, and (b) such other documents, instruments and agreements as the Agent may require, in each case in form and substance satisfactory to Agent.

       11.     Amendment Fee; Expenses of Agent. In consideration of Agent’s and Lenders’ willingness to enter into this Amendment as set forth herein, Borrowers jointly and severally agree to pay to Lenders an amendment fee in the amount of $15,000 in immediately available funds on the date hereof. Additionally, Borrowers jointly and severally agree to pay, on demand, all costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and any other Financing Agreements executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

       12.     Effectiveness; Governing Law. This Amendment shall be effective upon acceptance by Agent and Lenders (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

       13.     Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

       14.     No Novation, etc.. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Financing Agreements, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

       15.     Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any copy of a manually executed signature page of this Amendment, which is delivered by a party by facsimile or other electronic transmission, shall be deemed to be an original signature page hereto.

       16.     Further Assurances. Each Borrower agrees to take such further actions as Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

       17.     Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

       18.     Release of Claims. To induce Agent and Lenders to enter into this Amendment, each Borrower hereby releases, acquits and forever discharges Agent and each Lender, and all officers, directors, agents, employees, successors and assigns of Agent and each Lender, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, which are known to Borrowers, that each Borrower now has or ever had against Agent and any Lender arising under or in connection with any of the Financing Agreements or otherwise. Each Borrower represents and warrants to Agent and Lenders that such Borrower has not transferred or assigned to any Person any claim that such Borrower ever had or claimed to have against Agent or any Lender.

       19.     Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

[This space intentionally left blank; signatures on following page]

       IN WITNESS WHEREOF, the Borrowers have caused this Amendment to be duly executed under seal and delivered in Atlanta, Georgia by their respective duly authorized officers on the date first written above.

SED INTERNATIONAL HOLDINGS, INC.

By: _________________________________

Title: ________________________________

By: _________________________________

Title: ________________________________

          [CORPORATE SEAL]

SED INTERNATIONAL, INC.

By: _________________________________

Title: ________________________________

By: _________________________________

Title: ________________________________

          [CORPORATE SEAL]

SED MAGNA (MIAMI), INC.

By: _________________________________

Title: ________________________________

By: _________________________________

Title: ________________________________

          [CORPORATE SEAL]

Accepted and agreed:

WACHOVIA BANK, NATIONAL
ASSOCIATION, as Agent and sole Lender

By: _________________________________

Title: ________________________________

Fourth Amendment to Loan and Security Agreement